UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 13, 2013


                            Sky Harvest Energy Corp.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-52410                      N/A
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

              1200 West 73rd Avenue, Vancouver, BC, Canada V6P 6G5 (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (604) 267-3041

                           Sky Harvest Windpower Corp.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))
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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR.

We have amended our Articles of Incorporation to change our name from "Sky Harvest Windpower Corp." to "Sky Harvest Energy Corp." to better reflect our current and intended future business operations.

ITEM 8.01 OTHER EVENTS.

Effective August 13, 2013, FINRA has approved our name change application to change our name from "Sky Harvest Windpower Corp." to "Sky Harvest Energy Corp." The OTC Markets trading symbol remains "SKYH". There is no concurrent change in our share capitalization.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY HARVEST ENERGY CORP.


/s/ William Iny
----------------------------
William Iny
President and CEO

Date: August 16, 2013


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